EXPLANATORY NOTE

On behalf of SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Senior Floating Rate Fund, Inc., SunAmerica Series, Inc., SunAmerica Specialty Series and pursuant to Rule 497(e) under the Securities Act of 1933, as amended, attached for filing are eXtensible Business Reporting Language (“XBRL”) exhibits containing interactive data format risk/return summary information that mirrors the fees and expenses table risk/return summary information contained in the supplement to the Funds’ Prospectuses.  The purpose of this filing is to submit the XBRL exhibits for the risk/return summary information provided in the 497(e) filings dated April 7, 2017.

Registrant Name	SEC Accession Numbers
SunAmerica Equity Funds	0001193125-17-116868
SunAmerica Income Funds	0001193125-17-116872
SunAmerica Senior Floating Rate Fund, Inc.	0001193125-17-116862
SunAmerica Series, Inc.	0001193125-17-116860
SunAmerica Specialty Series	0001193125-17-116865